Exhibit 10.1

SECOND AMENDMENT

TO

CREDIT AGREEMENT

dated as of December 5, 2014

among

KEY ENERGY SERVICES, INC.,

as Borrower,

THE GUARANTORS,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent,

BANK OF AMERICA, N.A.,

as Syndication Agent,

Capital One, N.A.,

Wells Fargo Bank, N.A.,

Credit Agricole Corporate and Investment Bank,

and

DnB NOR Bank ASA,

as Co-Documentation Agents,

and

The Lenders Party Hereto

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Second Amendment”) dated as of December 5, 2014, is among Key Energy Services, Inc., a Maryland corporation (the “Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Obligors”); JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 31, 2011 (as amended by that certain First Amendment to Credit Agreement dated as of July 27, 2011, the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

B. The Guarantors are parties to that certain Guarantee and Collateral Agreement dated as of March 31, 2011 made by each of the Grantors (as defined therein) in favor of the Administrative Agent (the “Guaranty”).

C. The Borrower has requested and the Lenders have agreed to amend certain provisions of the Credit Agreement.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all references to Sections and Articles in this Second Amendment refer to Sections and Articles of the Credit Agreement. As used herein, the term “Amended Credit Agreement” means the Credit Agreement, as amended by this Second Amendment.

Section 2. Amendments to the Credit Agreement.

2.1 Amendments to Section 1.01 – Certain Defined Terms.

(a) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.

“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the or by the United Nations Security Council, the European Union or any EU member state, (b) any Person operating, organized or resident in a Sanctioned Country or (c) any Person owned or controlled by any such Person.

“Second Amendment” means that certain Second Amendment to Credit Agreement, dated as of December 5, 2014, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Second Amendment Effective Date” means the “Effective Date” as such term is defined in the Second Amendment.

(b) The definition of “Consolidated EBITDA” is hereby amended and restated in its entirety to read as follows:

“Consolidated EBITDA” means, for any period of determination, the sum of (without duplication, the following determined on a consolidated basis: (a) Consolidated Net Income during such period plus (b) to the extent deducted from Consolidated Net Income in such period: (i) income tax expense, (ii) franchise tax expense, (iii) Consolidated Interest Expense, (iv) amortization and depreciation during such period, (v) all non-cash charges and adjustments, (vi) non-recurring cash expenses related to any Permitted Acquisition, (vii) expenses incurred during the fiscal quarters ending June 30, 2014 and September 30, 2014 in order to comply with the U.S. Foreign Corrupt Practices Act of 1977 and (viii) commencing with the fiscal quarter ending December 31, 2014, expenses incurred in order to comply with the U.S. Foreign Corrupt Practices Act of 1977; provided that the aggregate amount of all add backs taken in all periods pursuant to this clause (viii) shall not exceed $50,000,000; provided further that if the Borrower or any Subsidiary shall acquire or dispose of any Property in an aggregate amount of at least $1,000,000 during such period, then Consolidated EBITDA shall be calculated, with calculation in form and substance satisfactory to the Administrative Agent, after giving pro forma effect to such acquisition or disposition, as if such acquisition or disposition had occurred on the first day of such period (provided that the Administrative Agent is satisfied with the form and substance of the related projections).

(c) The definitions of “Anti-Terrorism Laws”, “Embargoed Person”, “Executive Order” and “OFAC” are hereby deleted.

2.1 Amendment to Section 2.06. Section 2.06 is hereby amended by adding the following new subsection (e) thereto as follows:

(e) Scheduled Reductions of Commitments. Unless previously terminated or reduced, the Commitments shall automatically reduce without any further action (i) on the Second Amendment Effective Date, to $400,000,000 and (ii) on July 1, 2015, to $350,000,000. The terms of Section 2.06(c) shall apply to each such reduction of the Commitments. In connection with any such reduction, the Administrative Agent may amend and restate Annex I to reflect the Commitment of each Lender, after giving effect to such reduction.

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2.2 Amendment to Section 3.04(b)(i). Section 3.04(b)(i) is hereby amended by adding the phrase “or Section 2.06(e)” immediately following the phrase “pursuant to Section 2.06(b)” therein.

2.3 Amendment to Section 7.25. Section 7.25 is hereby amended and restated in its entirety to read as follows:

Section 7.25. Anti-Corruption Laws and Sanctions. The Borrower has implemented and maintains in effect policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions, and the Borrower, its Subsidiaries and their respective officers and employees and to the knowledge of the Borrower its directors and agents are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects; provided, however, that no representation is made with respect to the matters disclosed in the Current Report on Form 8-K filed on June 4, 2014 with the SEC concerning possible violations of the U.S. Foreign Corrupt Practices Act (“FCPA”) and other applicable laws. None of (a) the Borrower, any Subsidiary or any of their respective directors, officers or employees, or (b) to the knowledge of the Borrower, any agent of the Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Borrowing or Letter of Credit, use of proceeds or other Transaction will violate Anti-Corruption Laws or applicable Sanctions.

2.4 Amendment to Section 8.09. Section 8.09 is hereby amended by adding the following sentence to the end of such Section: “The Borrower will maintain in effect and enforce policies and procedures designed to ensure compliance by the Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions.”

2.5 Amendment to Section 9.01(a). Section 9.01(a) is hereby amended and restated in its entirety to read as follows:

(a) Consolidated Interest Coverage Ratio. The Borrower will not, as of the last day of any fiscal quarter, permit its Consolidated Interest Coverage Ratio to be less than the ratio specified for such fiscal quarter as indicated in the table below:

Fiscal Quarter Ending	Ratio
June 30, 2011 through September 30, 2014	3.00 to 1.00
December 31, 2014 through September 30, 2015	2.75 to 1.00
December 31, 2015 and thereafter	3.00 to 1.00

2.6 Amendment to Section 9.01(d). Section 9.01(d) is hereby amended and restated in its entirety to read as follows:

(d) Capitalization Ratio. The Borrower will not, as of the last day of any fiscal quarter, allow its ratio of Consolidated Total Funded Indebtedness to Total Capitalization to be more than the percentage specified for such fiscal quarter as indicated in the table below:

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Fiscal Quarter Ending	Ratio
June 30, 2011 through March 31, 2012	50%
June 30, 2012 and September 30, 2012	47.5%
December 31, 2012 through September 20, 2014	45%
December 31, 2014 and thereafter	55%

2.7 Amendment to Section 9.07. Section 9.07 is hereby amended by adding the following sentence to the end of such Section: “The Borrower will not request any Borrowing or Letter of Credit, and the Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing or Letter of Credit (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.”

2.8 Amendments to Article IX.

(a) Section 9.19 is hereby deleted in its entirety.

(b) Section 9.20 is hereby deleted in its entirety.

Section 3. Conditions Precedent. This Second Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent shall have received from the Majority Lenders, the Borrower, and each of the other Obligors, counterparts (in such number as may be requested by the Administrative Agent) of this Second Amendment signed on behalf of such Persons.

3.2 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.3 No Default shall have occurred and be continuing, after giving effect to the terms of this Second Amendment.

Section 4. Miscellaneous.

4.1 Confirmation. The provisions of the Credit Agreement, as amended by this Second Amendment, shall remain in full force and effect following the effectiveness of this Second Amendment.

4.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Second Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the

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amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Guaranty and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Second Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Second Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Loan Document. This Second Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.4 Counterparts. This Second Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Second Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

4.5 NO ORAL AGREEMENT. THIS SECOND AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 GOVERNING LAW. THIS SECOND AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first written above.

BORROWER:	KEY ENERGY SERVICES, INC.

	By:	/s/ J. MARSHALL DODSON
	Name:	J. Marshall Dodson
	Title:	Vice President and Treasurer

GUARANTORS:	KEY ENERGY SERVICES, LLC

	By:	/s/ J. MARSHALL DODSON
	Name:	J. Marshall Dodson
	Title:	Vice President and Treasurer

KEY ENERGY SERVICES (MEXICO), LLC

	By:	/s/ J. MARSHALL DODSON
	Name:	J. Marshall Dodson
	Title:	Vice President and Treasurer

Signature Page to Second Amendment

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and Lender

	By:	/s/ DAVE KATZ
	Name:	Dave Katz
	Title:	Executive Director

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LENDERS:	BANK OF AMERICA, N.A., as Syndication Agent and Lender

	By:	/s/ REBECCAL. HETZER
	Name:	Rebecca L. Hetzer
	Title:	SVP

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CAPITAL ONE, N.A., as Co-Documentation Agent and Lender

By:	/s/ DON BACKER
Name:	Don Backer
Title:	SVP

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WELLS FARGO BANK, N.A., as Co-Documentation Agent and Lender

By:	/s/ ROBERT CORDER
Name:	Robert Corder
Title:	Director

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CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Co-Documentation Agent and Lender

By:	/s/ DAVID GURGHIGIAN
Name:	David Gurghigian
Title:	Managing Director

By:	./s/ MICHAEL D. WILLIS
Name:	Michael D. Willis
Title:	Managing Director

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DNB NOR BANK ASA, as Co-Documentation Agent and Lender

By:
Name:
Title:

By:
Name:
Title:

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COMERICA BANK, as Lender

By:	/s/ BRADLEY KUHN
Name:	Bradley Kuhn
Title:	AVP

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ NUPUR KUMAR
Name:	Nupur Kumar
Title:	Authorized Signatory

By:	/s/ REMY RIESTER
Name:	Remy Riester
Title:	Authorized Signatory

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MORGAN STANLEY BANK, N.A., as Lender

By:	/s/ DMITRIY BARSKIY
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

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ROYAL BANK OF CANADA, as Lender

By:
Name:
Title:

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THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ JOHN FRAZELL
Name:	John Frazell
Title:	Director

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AMEGY BANK, as Lender

By:	/s/ BRAD ELLIS
Name:	Brad Ellis
Title:	Senior Vice President

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COMPASS BANK, as Lender

By:	/s/ STEPHEN SHELTON
Name:	Stephen Shelton
Title:	Senior Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as Lender

By:	/s/ DUSAN LAZAROV
Name:	Dusan Lazarov
Title:	Direcor

By:	/s/ MICHAEL WINTERS
Name:	Michael Winters
Title:	Vice President

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HSBC BANK USA, N.A., as Lender

By:
Name:
Title:

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